UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective September 1, 2016, Valero Energy Partners LP (the Partnership) entered into a contribution agreement (the Contribution Agreement) pursuant to which Valero Energy Corporation, through its wholly owned subsidiaries, Valero Terminaling and Distribution Company (VTDC) and Valero Energy Partners GP LLC (the General Partner) contributed to the Partnership (the Contribution) all of the outstanding membership interests of Valero Partners Meraux, LLC (Valero Meraux) and Valero Partners Three Rivers, LLC (Valero Three Rivers), in exchange for (i) a cash distribution of $276.0 million to VTDC, (ii) the issuance of 1,149,905 common units representing limited partner interests in the Partnership (Common Units) to VTDC and (iii) the issuance of 23,467 general partner units representing general partner interests in the Partnership (General Partner Units) to the General Partner. The cash distribution was funded with $66.0 million of cash on hand and $210.0 million of borrowings under the Partnership’s revolving credit facility.
The term “Valero,” when used in this report, may refer to Valero Energy Corporation, to one or more of its subsidiaries, or all of them taken as a whole (other than the Partnership or its subsidiaries or the General Partner) as the context requires.
Valero Meraux and Valero Three Rivers are engaged in the business of terminaling crude oil, intermediates, and refined petroleum products at terminals in Meraux, Louisiana and Three Rivers, Texas, as more fully described below:

•
Valero Meraux. Valero Meraux operates a crude oil, intermediates, and refined petroleum products terminal (the Meraux Terminal) that supports Valero’s Meraux Refinery located in Meraux, Louisiana. The terminal is located southeast of New Orleans along the Mississippi River and has storage tanks with 3.9 million barrels of storage capacity.

•
Valero Three Rivers. Valero Three Rivers operates a crude oil, intermediates, and refined petroleum products terminal (the Three Rivers Terminal) that supports Valero’s Three Rivers Refinery located in Three Rivers, Texas. The terminal is located in South Texas between Corpus Christi and San Antonio and has storage tanks with 2.3 million barrels of storage capacity.

Valero owns (i) the 2% general partner interest in the Partnership, (ii) all incentive distribution rights in the Partnership, and (iii) a 66.6% limited partner interest in the Partnership. Certain officers of Valero (including Joseph W. Gorder who is Valero’s Chairman of the Board, President and Chief Executive Officer) also serve as officers and/or directors of the Partnership and its subsidiaries. Additionally, the Partnership and Valero have certain commercial relationships as further described in the Partnership’s Annual Report on Form 10‑K for the year ended December 31, 2015, which descriptions are incorporated herein by reference.
The terms of the Contribution Agreement were determined pursuant to negotiations between the Partnership and the conflicts committee of the board of directors of the General Partner, which is composed solely of independent directors. The conflicts committee retained independent legal and financial advisors to assist in evaluating and negotiating the Contribution Agreement. The conflicts committee approved the Contribution Agreement and recommended approval of the Contribution Agreement to the General Partner’s board of directors, which then approved the Contribution Agreement.
Effective September 1, 2016, the following documents were executed in connection with the Contribution Agreement.
Contribution Agreement
The Partnership entered into the Contribution Agreement with VTDC, which provides for, among other things, the contribution by VTDC and the General Partner of their interests in Valero Meraux and Valero Three Rivers, in exchange for (i) a cash distribution of $276.0 million to VTDC, (ii) the issuance of

1,149,905 Common Units to VTDC and (iii) the issuance of 23,467 General Partner Units to the General Partner. The Contribution Agreement contains customary representations, warranties, covenants, and indemnities.
The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Schedules to Omnibus Agreement
The Partnership entered into amended and restated schedules (the Amended Omnibus Schedules) to the Amended and Restated Omnibus Agreement, dated as of July 1, 2014 (the Omnibus Agreement), among Valero, the General Partner, the Partnership, and certain of their respective subsidiaries. The Amended Omnibus Schedules join each of Valero Meraux and Valero Three Rivers as a party to the Omnibus Agreement and include the following modifications, among others:

•
the indemnification obligations of Valero and the Partnership under the Omnibus Agreement were extended to apply to the Meraux Terminal and the Three Rivers Terminal in substantially the same manner as the assets acquired by the Partnership in its initial public offering;

•
the annual administrative fee payable by the Partnership was increased from $11.7 million per year to $12.5 million per year. The increase in the fee of $0.8 million will be prorated for the remainder of 2016 based on the number of days from September 1, 2016 to December 31, 2016; and

•	the grant to Valero of a right of first refusal with respect to the Meraux Terminal and the Three Rivers Terminal.
The Amended Omnibus Schedules are governed by the terms of the Omnibus Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.02. The foregoing description of the Amended Omnibus Schedules is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.03 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Exhibits to Services and Secondment Agreement
The General Partner entered into amended and restated exhibits (the Amended Services Exhibits) to the Amended and Restated Services and Secondment Agreement (the Services Agreement), dated as of March 1, 2015, with Valero. The Amended Services Exhibits provide for the additional secondment of employees to the General Partner for the provision of services with respect to the Meraux Terminal and the Three Rivers Terminal.
The Amended Services Exhibits are governed by the terms of the Services Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.04. The forgoing description of the Amended Services Exhibits is not complete and is qualified in its entirety by reference to the Amended Services Exhibits, which are filed as Exhibit 10.05 to this Current Report on Form 8-K and incorporated herein by reference.
Terminal Services Schedules
The Partnership and Valero entered into commercial agreements with respect to the Meraux Terminal and the Three Rivers Terminal in the form of additional schedules (the Schedules) to the Master Terminal Services Agreement (together with the schedules thereto, the Terminal Services Agreement) entered into on December 16, 2013 in connection with the Partnership’s initial public offering. The Schedules provide for inflation escalators, have an initial term of 10 years, and provide Valero an option to renew for one additional five-year term. The Schedules are governed by the terms of the Master Terminal Services Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.06. The description of the Master Terminal Services Agreement in the Partnership’s Current Report on Form 8-K dated December 16, 2013 is incorporated herein by reference.
Pursuant to the Schedules, the Partnership will charge Valero for terminaling services at the Meraux Terminal and the Three Rivers Terminal. With regards to the Meraux Terminal, Valero will pay a fee of $0.463 per barrel for throughput volumes up to 211,000 barrels per day and $0.05 per barrel for throughput volumes in excess of 211,000 barrels per day. With regards to the Three Rivers Terminal, Valero will pay a fee of $0.313 per barrel for throughput volumes up to 172,000 barrels per day and $0.05 per barrel for throughput volumes in excess of 172,000 barrels per day. Valero will be obligated to deliver for throughput a quarterly average of at least 165,000 barrels per day at the Meraux Terminal and at least 141,000 barrels per day at the Three Rivers Terminal.
The foregoing descriptions of the Schedules are not complete and are qualified in their entirety by reference to the Schedules, which are filed as Exhibits 10.07 and 10.08 to this Current Report on Form 8-K and incorporated herein by reference.
Lease and Access Agreements
Valero Meraux and Valero Three Rivers each entered into Lease and Access Agreements with Valero (the Lease and Access Agreements) pursuant to which Valero Meraux will lease the land on which the Meraux Terminal is located and Valero Three Rivers will lease the land on which the Three Rivers Terminal is located. The term of each Lease and Access Agreement is for 10 years with four automatic successive renewal periods of five years each. Each party may terminate by providing written notice within 180 days of such period. Initially, Valero Meraux will pay $536,004 per year as base rent and Valero Three Rivers will pay $435,000 per year as base rent, both subject to an annual inflation escalator. Valero Meraux and Valero Three Rivers will also pay customary expense reimbursement for taxes, utilities, and similar costs incurred by Valero related to the leased premises.
Each Lease and Access Agreement contains customary terms regarding the rights and obligations of the parties with respect to maintenance of the leased premises, alterations to the leased premises, and maintenance of certain types of insurance, as well as customary default, remedy, and indemnity provisions.
The foregoing descriptions of the Lease and Access Agreements are not complete and are qualified in their entirety by reference to the Lease and Access Agreements, which are filed as Exhibits 10.09 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 1, 2016, the Partnership completed the Contribution pursuant to the terms of the Contribution Agreement. The Partnership, the General Partner, and Valero have various relationships with one another. The information set forth in Item 1.01 regarding the Contribution Agreement and the relationships among the Partnership, the General Partner, and Valero is incorporated by reference into this Item 2.01.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 regarding the issuance of Common Units to VTDC and the issuance of General Partner Units to the General Partner in connection with the Contribution is incorporated into this Item 3.02 by reference. The issuance of the Common Units and General Partner Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Audited historical combined financial statements of the Meraux and Three Rivers Terminal Services Business as of and for the year ended December 31, 2015, and unaudited historical combined financial statements as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, together with the related notes to the combined financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the six months ended June 30, 2016 and for each of the years in the three-year period ended December 31, 2015, together with the related notes to the unaudited pro forma consolidated financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

10.01	Contribution Agreement, dated September 1, 2016, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.
10.02
Amended and Restated Omnibus Agreement, dated July 1, 2014, by and among the various parties thereto - incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K dated July 1, 2014, and filed July 1, 2014 (SEC File No. 1-36232).

10.03	Amendment and Restatement of Schedules to Amended and Restated Omnibus Agreement, dated September 1, 2016, by and among the various parties thereto.
10.04
Amended and Restated Services and Secondment Agreement, dated March 1, 2015, by and among Valero Services, Inc., Valero Refining Company-Tennessee, L.L.C., Valero Refining-Texas, L.P., and Valero Energy Partners GP LLC - incorporated by reference to Exhibit 10.04 to the Partnership’s Current Report on Form 8-K dated March 1, 2015, and filed March 5, 2015 (SEC File No. 1-36232).

10.05
Amendment and Restatement of Exhibits to Amended and Restated Services and Secondment Agreement, dated September 1, 2016, by and among Valero Services, Inc., Valero Refining Company-Tennessee, L.L.C., Valero Refining-Texas, L.P., and Valero Energy Partners GP LLC.

10.06
Master Terminal Services Agreement, dated December 16, 2013, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company - incorporated by reference to Exhibit 10.7 to the Partnership’s Current Report on Form 8-K dated December 16, 2013, and filed December 20, 2013 (SEC File No. 1-36232).

10.07	Terminal Services Schedule (Meraux Terminal), dated September 1, 2016, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.08	Terminal Services Schedule (Three Rivers Terminal), dated September 1, 2016, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.09	Lease and Access Agreement, dated September 1, 2016, between Valero Refining-Meraux LLC and Valero Partners Meraux, LLC.
10.10	Lease and Access Agreement, dated September 1, 2016, between Diamond Shamrock Refining Company, L.P. and Valero Partners Three Rivers, LLC.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent registered public accounting firm.
99.1
Audited historical combined financial statements of the Meraux and Three Rivers Terminal Services Business as of and for the year ended December 31, 2015, and unaudited historical combined financial statements as of June 30, 2016 and for the six months ended June 30, 2016 and 2015, together with the related notes to the combined financial statements.

99.2
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of and for the six months ended June 30, 2016 and for each of the years in the three-year period ended December 31, 2015, together with the related notes to the unaudited pro forma consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP
(Registrant)

		By:	Valero Energy Partners GP LLC,
its general partner

Date:	September 1, 2016	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer
(Principal Financial and Accounting Officer)